SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 1999




                            CROWN ENERGY CORPORATION
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              Exact name of registrant as specified in its charter





           Utah                      0-19365               87-0368981
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  State or other jurisdiction       Commission          IRS Employer ID #
      of incorporation              File No.





             215 South State, Suite 650, Salt Lake City, Utah 84111
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               Address and zip code of principal executive offices



                                  801-537-5610
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                          Registrant's telephone number

Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2. Acquisition or Disposition of Assets

         (a) On April 17, 1999 Crown Energy Corporation ("Crown"), and its wholly-owned subsidiary, Crown Asphalt Products Company ("Capco"), executed and delivered an Asset Purchase Agreement under which Capco acquired all assets, properties, rights, titles and interests of every kind and nature, whether owned or leased, used in the operation of two separate asphalt terminals located, respectively, in Laurel, Montana and Williston, North Dakota (collectively, the "Terminals").

                  On April 17, 1999, Capco also executed and delivered a Purchase Agreement and Bill of Sale under which Capco acquired the raw materials, work in process, finished goods and other asphalt products related inventory, wherever located, then being processed at or otherwise related to the operations at the Terminals (the "Inventory").

                  Capco acquired the Terminals from Asphalt Supply & Service, Inc., a Montana corporation ("ASSI"), and Inoco, Inc., a Montana corporation ("Inoco"), and acquired the Inventory from Interstate Asphalt Company, a North Dakota corporation ("Interstate") (ASSI, Inoco and Interstate are collectively referred to herein as the "Sellers"). The Sellers are not affiliated with Crown.

                  In exchange for the Terminals, Crown agreed to pay aggregate consideration of $4,000,000 consisting of (i) cash in the amount of $750,000 and (ii) 2.5 million shares of Crown common stock. As of the date of this Current Report on Form 8-K, Crown has paid $50,000 in cash. The remainder of the purchase price is due and payable upon a "Funding Date" which will occur after Sellers have satisfied certain conditions precedent (such as the assignment of contracts, delivery of contractual consents of third parties, delivery of title commitments and policies of title insurance, and related matters). Crown anticipates that all conditions precedent to the Funding Date will be satisfied in the near future.

                  Crown retains certain voting rights over 2,000,000 shares of the common stock to be issued to the Sellers, and has the right to repurchase up to 2,000,000 of the common stock shares at a purchase price of $2.05 per share. Further, the Sellers are subject to certain restrictions on the transfer of the shares, and the Sellers have the right to require Crown to repurchase all 2,500,000 shares at a price of $1.10 per share under certain conditions.

                  The purchase price for the Inventory will be determined as of the Funding Date in an amount equal to the cost of the Inventory, plus any interest, expenses and other costs or expenses reasonably related thereto, as mutually agreed upon by Interstate and Capco and subject to such reasonable substantiation requirements as may be imposed by Capco at the Funding Date.

                  The purchase price for the Terminals and the Inventory was determined through arms-length negotiations between Crown and the Sellers and Interstate. With respect to the cash portion of the

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

         purchase price, Crown will rely upon one or more financing arrangements or lines of credit as determined by Crown.

                  Capco's majority-owned subsidiary, Crown Asphalt Distribution L.L.C. ("Crown Distribution"), was formed as a joint venture between Crown and MCNIC Pipeline & Processing Company, a Michigan corporation ("MCNIC"). Crown Distribution's operating agreement allows Crown Distribution, or a newly formed legal entity owned by Capco and MCNIC, to participate in additional business opportunities under certain circumstances. These participation rights generally provide Capco and MCNIC, or their respective affiliates, the option, but not the obligation, to acquire up to a 50% sharing ratio or equity interest in any new opportunity which is properly subject to the participation rights. Crown and MCNIC may determine to operate the Terminals through such a joint venture relationship.

         (b) The Terminals and Inventory were used by the Sellers for the production, manufacture, processing, distribution and sale of asphalt and asphalt-related products. Capco intends to continue such uses of the Terminals and to integrate such facilities with Capco's other asphalt distribution terminals in the intermountain west. Capco management believes that the acquisition of these assets increases the vertical integration of Crown's overall asphalt business and adds further capacity to its distribution network.

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5.  Other Events

         Not Applicable

Item 6.  Resignation of Registrant's Directors

         Not Applicable

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (a) The Sellers have not maintained detailed books and records and it is impracticable to provide financial statements relative to the prior operations of the Terminals or the Inventory at this time. As permitted by SEC rules and regulations applicable to this Current Report, Crown

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

         will file any required financial statements as an amendment to this report on Form 8-K as soon as practicable, but not later that 60 days after the date this Current Report on Form 8-K was required to be filed pursuant to applicable SEC regulations.

         (b) The Sellers have not maintained detailed books and records and it is impracticable to provide pro forma financial information relative to the Terminals and Inventory at this time. As permitted by SEC rules and regulations applicable to this Current Report, Crown will file any required financial statements as an amendment to this report on Form 8-K as soon as practicable, but not later that 60 days after the date this Current Report on Form 8-K was required to be filed pursuant to applicable SEC regulations.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

            Exhibit No.      Description

            2.1              Asset Purchase Agreement, dated April 17, 1999
            2.2              Purchase Agreement and Bill of Sale, dated April
                             17, 1999


Item 8.  Changes in Fiscal Year

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CROWN ENERGY CORPORATION

                                                     /s/ Richard Rawdin
                                                     --------------------------
                                 Richard Rawdin
                                    Secretary

DATED:  May 2, 1999

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